Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT
TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

 In connection with the filing of the Quarterly Report on Form 10-Q for the quarter ended December 31, 2010 as filed with the Securities and Exchange Commission (the “Report”) by Silverton Adventures, Inc., Inc. (the “Registrant”), I, Sarit Mor, hereby certify that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

2.	The information contained in the Report fairly presents, in all material respects, the financial conditions and results of operations of Registrant.

/s/ Sarit Mor
Sarit Mor
Dated: February 21, 2011	Chief Executive Officer